UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 2003


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                0-16002                              95-3768341
     ----------------------------       -----------------------------------
       (Commission File Number)          (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

         On April 1, 2003, the registrant issued a press release including financial information concerning its Aspen Book Marketing business in the UK for the quarter ended March 31, 2003. The full text of the press release, which shall not be deemed filed under the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED MARKETING SERVICES, INC.
                                     (Registrant)


            APRIL 4, 2003            By:   /S/ MICHAEL M. NICITA
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                Date                       Michael M. Nicita
                                           President and Chief Executive Officer